Newpark Resources June 2020

Forward Looking Statements This presentation contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward‐looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward‐looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhereinthisreleaseandindocumentsfiledwiththeSecuritiesand Exchange Commission by Newpark, particularly its Annual Report on Form 10‐K for the year ended December 31, 2019, and its Quarterly Report on Form 10‐Q as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the COVID‐19 pandemic; the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the availability of raw materials; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our ability to execute our business strategy and make successful business acquisitions and capital investments; our market competition; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our compliance with environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; the potential impairments of goodwill and long‐lived intangible assets; technological developments and intellectual property in our industry; severe weather, natural disasters, and seasonality; cybersecurity breaches or business system disruptions; and fluctuations in the market value of our publicly traded securities, including our ability to maintain compliance with the New York Stock Exchange’s continued listing requirements. We assume no obligation to update any forward‐ looking statements, whether as a result of new information, futureeventsorotherwise,exceptasrequiredbysecuritieslaws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov,aswellasthrough our website at www.newpark.com. 2

Non‐GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non‐GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non‐GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non‐GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. 3

Company Overview Consolidated Revenues Our strategic playbook has led to improved $1,000 $947 diversification of our revenue stream in Full Year $900 recent years, reducing our dependency on $820 First Quarter $800 $748 oil and gas customers, better positioning $700 the Company to navigate through the U.S. millions) $600   land volatility. ($   $500 $471 $400 $300 Two operating segments: Revenues $200 $211  $100 $165  Fluids Systems 3rd largest global provider of drilling and  $0 completions fluids chemistry to the oil and gas  2016 2017 2018 2019 2020 exploration industry**   First Quarter 2020 ‐ Breakdown by Segment Mats and Integrated Services Leading provider of engineered worksite access  Revenue EBITDA* solutions, with diversified customer base across  industries 19% 26% Fluids Systems • Energy infrastructure Mats and Integrated  o Electrical transmission and distribution Services o Pipeline 74% 81% • Oil and gas exploration • Construction and other general access *   EBITDA is a non‐GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA contribution % based on Segment EBITDA  and excludes Corporate Office expenses.  4 ** Source:  2019 Oilfield Market Report, Spears & Associates, Inc.

Committed To Sustainability

NEWPARK

ENVIRONMENTALLY FOCUSED PRODUCT OFFERING

Composite Matting System

- Manufactured with 100% recyclable materials
- Eliminates deforestation associated with competitive wood products
- Lower weight products improves logistics efficiency, reducing carbon emissions and community impact

Environmentally-Focused Drilling Fluids Technologies

- Water-based and synthetic-based fluids, replacing oil-based mud
- Lower environmental impact
- Lower risk to people & environment

Efficient Stimulation Products

- Lower water utilization
- Utilize more recycled water

HIGH SOCIAL STANDARDS

Safety First

- Aim for Zero Incidents
- Training
- Lower risk to people & environment

Ethical Supply Chain

- Supplier engagement
- Enforcement of standards
- Compliance with human rights standards

Supported Employees

- Training and development
- Volunteer and charitable giving programs
- Diversity in global workforce

Local Content

- Create jobs and develop skills
- Develop local enterprises
- Improve local economies

ROBUST GOVERNANCE PROGRAMS

Compliance Program

- Annual compliance training and Code of Ethics certification required for all employees
- Zero tolerance for compliance violations
- Global Hotline available 24/7
- Compliance Committee of senior executives – "Tone from the Top"

Board of Directors

- Non-executive Chairman
- Diverse and independent
- Stock ownership requirements
- Robust Enterprise Risk Management process

Compensation and Benefits

- Pay-for-Performance recognized by Proxy Advisors and Shareholders
- Competitive pay and benefits
- Shareholder engagement

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COVID‐19 Impact First Quarter 2020 ‐ Revenue 10% U.S. Company Impact of COVID‐19 • Both operating segments considered  “essential services” 27% Europe, Middle East, 63% • Limited number of employee cases,  Africa none serious Rest of World Primary Commercial Impact of COVID‐19 • Fluids Systems (EMEA region) – Logistical  restrictions and workforce quarantine  requirements resulting in near‐term  disruptions and customer project delays.   Q2 2020 expected to be most impacted. • Mats & Integrated Services (U.S.) – Disruption seen in Utility sector, as  logistics and permitting challenges  leading to delays in customer projects  and purchases. 6

Fluids Systems Overview Total Segment Revenues $800 $716 Full Year $700 $620 $616 First Quarter $600 PROVIDING TOTAL FLUIDS SOLUTION $500 millions)   $400 $395 • Non‐aqueous ($   • $300 Drilling  Water‐based • Specialty Systems $200 Fluids • Industrial Minerals Revenues $100 $161  $133  • Solids Control and Waste Management $0 2016 2017 2018 2019 2020 • Drill‐In Fluids Completion  • Engineered Displacements & Reservoir • Breakers First Quarter 2020 ‐ Revenue by Region Fluids • Completion Brines • Filtration 13% • Hydraulic Fracturing Stimulation • Matrix Acidizing 43% Fluids • Coil Tubing 32% • Sand Control 12% U.S. Land U.S. GOM Europe, Middle East,  Rest of World Africa 7

Fluids Systems –North America North American Revenues U.S. Land $600 Full Year $477 First Quarter • Unprecedented market collapse in recent months,  $500 $427 $395 with market rig count now 70% below 2019  $400 average ($MIL)   $300 • Swift actions taken to rationalize cost structure  $183 $200 and monetize sizable working capital investment;  Revenue $100 preserving presence in key markets $116 $87  • $0 U.S. workforce reduced by nearly 40% year‐to‐ 2016 2017 2018 2019 2020 date, with further site rationalization ongoing • Leveraging chemical blending capabilities and  assets to produce disinfectant and cleaning  products, with elevated longer‐term demand  Offshore GOM Revenues anticipated in the wake of COVID‐19 $50 Full Year $44 First Quarter $40 Gulf of Mexico ($MIL)   $30 • Market remaining much more stable, reflecting  $20 impact of IOC customer base Revenue $10 $8 $8 $16  • 2019 expansion into Completion and Reservoir  $6  $0 Fluids provides opportunity for incremental  2017 2018 2019 2020 growth in 2020 8

Fluids Systems ‐ International International Revenues $250 $239 Full Year EMEA $212 $220 First Quarter • Beyond near‐term COVID‐19 impact on customer  $193 $200 operations, region anticipated to demonstrate  $150 greater stability, consistent with 2015‐2016 millions)   • ($ Foundation is built upon long‐term NOC    $100 contracts in Kuwait and Algeria $50 • Middle East remains an area of opportunity,  Revenue $44 $46 building on recent completion chemical contract  $0 extension in Saudi Arabia 2016 2017 2018 2019 2020 • Recent three‐year contract award with  Wintershall (Germany) provides our first North  First Quarter 2020 ‐ Sea activity  International Revenues by Customer Type All Other • Geographic expansion efforts anticipated to be  30% limited in near‐term, until market outlook  improves 70% • Selective exit of geographic markets based on  changes in longer‐term market expectations IOC/NOC Regional Independent 9

Mats & Integrated Services ‐ Overview Total Segment Revenues Full Year Value Proposition $250 $231 First Quarter • Leading provider of engineered worksite  $200 $200 access solutions, designed to: o Reduce customer operating costs $150 millions) $132 Reduce customer execution risk   o ($   o Improve environmental sustainability $100 $76 $50 Revenues $51  $32  Diversified Market Presence $0 • With expanding presence in multi‐billion dollar  2016 2017 2018 2019 2020 Energy Infrastructure market, 60% of first  quarter 2020 revenues derived from non‐E&P  end‐markets Q1 2020 Revenue By End‐Market  Non‐E&P R&S Revenue  ($MIL) ($MIL) • O&G presence remains heavily tied to natural  $4  $80 gas‐focused basins in Northeast US  $65 $2  $70 $61 $60 $53 $14  $50 Strategic Course Unchanged $40 • Beyond near‐term COVID‐19 impact to utility  $12  $30 sector, longer‐term market landscape remains  $20 unchanged Oil & Gas R&S $10 $17  $15  • Strategy expected to continue to reduce our  Energy Infrastructure R&S $0 dependency on O&G end‐market Other R&S 2017 2018 2019 2020 Product Sales 10

Mats – Environmental Commitment


>360,000*
Trees Saved Since 1998

Our fully recyclable composite matting program prevents the deforestation associated with production of timber alternatives


>8,200* TONS
CO_2 Emission Reduction This Year

Lighter weight mats require fewer truckloads, thereby saving CO_2 emissions with every load eliminated


>4.6* Million
Miles Saved This Year

Fewer truckloads mean less miles driven and safer conditions for the community as a whole

**Reflects internal estimates of impact of DURA-BASE® Composite Matting System, verified by 3rd party.*

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Mats –Core Market Overview TRANSMISSION & DISTRIBUTION PIPELINE SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY EXPLORATION & PRODUCTION CONSTRUCTION & OTHER SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY 12

Financial Focus



Net Capital Expenditures ($MIL)
Capital Expenditures
Proceeds from PP&E Sales (1)
Net
Cash Provided by (Used in) $Mil
$10
$5
$0
-$5
-$10
-$15
-$20
$(16)
$(2)
$(11)
$(2)
$(3)
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020



Debt (Principal) and Cash Balance
Convertible Notes
Asset-Based Loan
Other Debt
Cash
$ Million
$200
$175
$150
$125
$100
$75
$50
$25
$0
$7
$65
$100
$49
$8
$79
$86
$49
$11
$83
$71
$43
Q4 2019
Q1 2020
May 2020

Cash Flow and Liquidity

- Swiftly restructuring U.S. Fluids business to minimize near-term cash burn
- $280m of net working capital(2) provides tailwind to near-term cash generation
- All non-critical capital investments delayed

Capital Structure

- Convertible Notes (December 2021) represent the only sizable debt maturity within the next three years
  - $29m of Converts purchased on the open market since the beginning of the year
  - Intend to settle remaining $71m balance without access to public capital markets
- Asset-based Loan facility has $63m of remaining availability as of May 2020
- Working capital reductions and excess cash repatriation of foreign subsidiaries to drive additional debt reduction

(1) Proceeds from sale of property, plant and equipment include the commercial sale of assets from mat rental fleet and other asset disposals.
(2) Net working capital represents: Receivables + Inventory – Accounts Payable – Accrued Liabilities, as of March 31, 2020.

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APPENDIX

Financial Report CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) 15

Financial Report OPERATING SEGMENT RESULTS (UNAUDITED) (1) Fluids Systems operating loss for the three months ended March 31, 2020 includes a total of $1.2 million of charges associated with inventory write- downs and severance costs. Fluids Systems operating loss for the three months ended December 31, 2019 includes a total of $17.0 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $5.6 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs. Fluids Systems operating income for the three months ended March 31, 2019 includes $1.1 million of charges associated with the modification of the Company's retirement policy and severance costs. (2) Corporate office operating loss for the three months ended March 31, 2020 includes a total of $0.2 million of charges associated with severance costs. Corporate office operating loss for the three months ended December 31, 2019 includes a total of $1.1 million of charges associated with severance costs. Corporate office operating loss for the three months ended March 31, 2019 includes $3.4 million of charges associated with the modification of the Company's retirement policy. 16

Financial Report CONSOLIDATED BALANCE SHEETS (UNAUDITED) 17

Financial Report CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) 18

Financial Report NON‐GAAP FINANCIAL MEASURES (UNAUDITED) The following tables reconcile the Company’s net income (loss) or segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measure of EBITDA: (1) 2020 net loss and EBITDA include a total of $2.3 million of charges, consisting of an $0.9 million loss associated with the purchase of a portion of our convertible notes on the open market and a total of $1.4 million of charges associated with inventory write-downs and severance costs. 2019 net loss and EBITDA include a total of $23.2 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $11.8 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 net income and EBITDA include a total of $6.8 million of charges, consisting of a corporate office charge of $1.8 million associated with the retirement of our former Senior Vice President, General Counsel and Chief Administrative Officer, as well as a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. 2016 net loss and EBITDA include $13.8 million of charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation. 19

Financial Report NON‐GAAP FINANCIAL MEASURES (UNAUDITED) (1) 2020 Fluids Systems operating loss and EBITDA includes a total of $1.2 million of charges associated with inventory write-downs and severance costs. 2019 Fluids Systems operating income and EBITDA include $18.7 million of charges, consisting of an $11.4 million non-cash impairment of goodwill and a total of $7.3 million of charges associated with facility closures and related exit costs, inventory write-downs, and severance costs, as well as the modification of the Company’s retirement policy. 2018 Fluids Systems operating income and EBITDA include a total of $5.0 million of charges associated with severance costs, the Kenedy, Texas facility fire, and expenses related to the conversion of a drilling fluids facility into a completion fluids facility. 2016 Fluids Systems operating income and EBITDA include $15.6 million of charges associated with asset impairments and workforce reductions. (1) 2016 Mats and Integrated Services operating income and EBITDA include $0.3 million of charges associated with workforce reductions. 2015 Mats and Integrated Services operating income and EBITDA include $0.7 million of charges associated with workforce reductions. 20

Financial Report NON‐GAAP FINANCIAL MEASURES (UNAUDITED) The following table reconciles the Company’s net cash provided by operating activities calculated in accordance with GAAP to the non-GAAP financial measure of the Company's free cash flow: 21

Financial Report NON‐GAAP FINANCIAL MEASURES (UNAUDITED) The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company’s ratio of net debt to capital: 22

Executive Management EXPERIENCED LEADERSHIP Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary David Paterson President Fluids Systems Matthew Lanigan President Mats & Integrated Services 23

Executive Management MANAGEMENT BIOGRAPHIES Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API), and the National Ocean Industries Association (NOIA). Mr. Howes is Chairman of Buckets of Rain, a non-profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 24

Executive Management MANAGEMENT BIOGRAPHIES Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. David A. Paterson, President, Fluid Systems: David was appointed as Vice President of the Company and President of Fluids Systems in July 2019. From October 2018 to July 2019, Mr. Paterson served as President - Pressure Pumping of Weir Oil and Gas. From December 1995 to October 2018, he served in varying roles for Schlumberger including President - Artificial Lift, President – Geoservices, and Vice President - Drilling Group Asia. During this time, he spent 17 years working directly in the Drilling Fluids, Completion Fluids, Solids Control and Waste management sector in Dowell Drilling Fluids and the M-I SWACO Joint Venture. He held numerous assignments of progressing responsibility in this space including: Well Site Fluids Engineer working on land, Offshore and Deepwater rigs, Customer In-House Fluids Representative, Field Service Manager, Product Line Manager for Completion Fluids, Country Manager, Asia Pacific Vice President, Eastern Hemisphere Senior Vice President, and Global Product Line Vice President. Mr. Paterson holds a Bachelor of Science and a Master of Science in Offshore Engineering from The Robert Gordon University in Aberdeen, Scotland. 25

Executive Management MANAGEMENT BIOGRAPHIES Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. 26

Board of Directors Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company (Chairman) G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Former Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 27